Exhibit 99.1

Media Contact	Investor Contact
Sarah Barr, 203-578-2287	Terry Mangan, 203-578-2318
sbarr@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2016 THIRD QUARTER EARNINGS

WATERBURY, Conn., October 21, 2016 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced today earnings applicable to common shareholders of $49.6 million, or $0.54 per diluted share, for the quarter ended September 30, 2016 compared to $49.2 million, or $0.53 per diluted share, for the quarter ended September 30, 2015.

“Strong commercial loan growth, an increase in the net interest margin, and solid growth in non-interest income produced Webster’s 28th consecutive quarter of year-over-year revenue growth and solid earnings,” said James C. Smith, chairman and chief executive officer. “Credit quality improved further, and recent investments in our businesses are producing positive results. I commend Webster bankers for living up to our customers and communities the Webster Way.”
Highlights for the third quarter of 2016 compared to the third quarter of 2015:

•	Revenue of $246.6 million, an increase of 7.5 percent, including record levels of net interest income of $180.2 million and non-interest income of $66.4 million.

•	Loan growth of $1.4 billion, or 9.2 percent, with growth of $1.1 billion in commercial and commercial real estate loans.

•	Deposit growth of $1.6 billion, or 9.2 percent, with growth of $1.2 billion in transactional and health savings account deposits.

•	Efficiency ratio (non-GAAP) of 61.43 percent.

•	Net charge-off ratio of 0.16 percent compared to 0.21 percent

•	Annualized return on average tangible common shareholders’ equity (non-GAAP) of 11.24 percent.
“Solid revenue growth and expense discipline, while we continue to invest in our future, produced record quarterly pre-provision net revenue of over $90 million,” said Glenn MacInnes, executive vice president and chief financial officer.

Quarterly net interest income compared to the third quarter of 2015:

•	Net interest income was $180.2 million compared to $168.0 million.

•	Net interest margin was 3.10 percent compared to 3.04 percent. The yield on interest-earning assets increased by 6 basis points, while the cost of funds increased by 1 basis point.

•	Average interest-earning assets totaled $23.5 billion and grew by $1.3 billion, or 5.6 percent.

•	Average loans totaled $16.4 billion and grew by $1.4 billion, or 9.4 percent.
Quarterly provision for loan losses:

•	The Company recorded a provision for loan losses of $14.3 million compared to $14.0 million in the prior quarter and $13.0 million a year ago.

•
Net charge-offs were $6.8 million compared to $7.8 million in the prior quarter and $7.9 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.16 percent compared to 0.19 percent in the prior quarter and 0.21 percent a year ago.

•
The allowance for loan losses represented 1.13 percent of total loans compared to 1.11 percent at June 30, 2016 and 1.14 percent at September 30, 2015. The allowance for loan losses represented 147 percent of nonperforming loans compared to 136 percent at June 30, 2016 and 109 percent at September 30, 2015.

Quarterly non-interest income compared to the third quarter of 2015:

•
Total non-interest income was $66.4 million compared to $61.3 million, an increase of $5.1 million. The increase reflects increases of $2.0 million in loan fees and $1.8 million in mortgage banking activities.

Quarterly non-interest expense compared to the third quarter of 2015:

•
Total non-interest expense was $156.1 million compared to $139.9 million, an increase of $16.2 million. The increase reflects added expenses of $4.7 million related to the Boston expansion, $1.9 million in professional and outside services, $0.7 million related to growth at HSA Bank, $0.6 million in occupancy expense, and $0.6 million in technology and equipment expense. The remaining $7.7 million increase reflects higher compensation expense and other non-interest expenses.

Quarterly income taxes compared to the third quarter of 2015:

•	Income tax expense was $24.4 million compared to $25.0 million, and the effective tax rate was 32.1 percent compared to 32.7 percent.
Investment securities:

•
Total investment securities were $7.1 billion compared to $6.8 billion at June 30, 2016 and $7.0 billion at September 30, 2015. The carrying value of the available-for-sale portfolio included $21.4 million of net unrealized gains compared to $19.5 million at June 30, 2016 and $16.0 million at September 30, 2015, while the carrying value of the held-to-maturity portfolio does not reflect $87.6 million of net unrealized gains compared to $106.8 million at June 30, 2016 and $72.3 million at September 30, 2015.

Loans:

•
Total loans were $16.6 billion compared to $16.3 billion at June 30, 2016 and $15.2 billion at September 30, 2015. Compared to June 30, 2016, commercial, commercial real estate, and residential mortgage loans increased by $205.7 million, $89.4 million, and $77.4 million, respectively, while consumer loans decreased by $21.1 million.

•	Compared to a year ago, commercial, commercial real estate, residential mortgage, and consumer loans increased by $708.7 million, $423.4 million, $218.2 million, and $56.6 million, respectively.

•
Loan originations for portfolio were $1.204 billion compared to $1.314 billion in the prior quarter and $1.207 billion a year ago. In addition, $138 million of residential loans were originated for sale in the quarter compared to $109 million in the prior quarter and $117 million a year ago.

Asset quality:

•
Total nonperforming loans were $128.2 million, or 0.77 percent of total loans, compared to $132.9 million, or 0.82 percent, at June 30, 2016 and $159.0 million, or 1.04 percent, at September 30, 2015. Total paying nonperforming loans were $34.5 million compared to $33.8 million at June 30, 2016 and $45.0 million at September 30, 2015.

•
Past due loans were $39.2 million compared to $34.7 million at June 30, 2016 and $41.3 million at September 30, 2015. Included in past due loans are loans past due 90 days or more and still accruing, which decreased $0.3 million from the prior quarter and increased $3.2 million from the prior year.

Deposits and borrowings:

•
Total deposits were $19.2 billion compared to $18.8 billion at June 30, 2016 and $17.6 billion at September 30, 2015. Core deposits to total deposits were 89.5 percent compared to 89.4 percent at June 30, 2016 and 88.3 percent at September 30, 2015. Loans to deposits were 86.6 percent compared to 86.4 percent at June 30, 2016 and 86.5 percent at September 30, 2015.

•	Total borrowings were $3.6 billion compared to $3.6 billion at June 30, 2016 and $3.8 billion at September 30, 2015.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 11.24 percent and 8.36 percent, respectively, compared to 11.86 percent and 8.66 percent, respectively, in the third quarter of 2015.

•
The tangible equity and tangible common equity ratios were 7.74 percent and 7.25 percent, respectively, compared to 7.78 percent and 7.25 percent, respectively, at September 30, 2015. The common equity tier 1 risk-based capital ratio was 10.46 percent compared to 10.78 percent at September 30, 2015.

•	Book value and tangible book value per common share were $26.06 and $19.80, respectively, compared to $24.86 and $18.54, respectively, at September 30, 2015.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $25.6 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 176 banking centers and 349 ATMs. Webster also provides telephone banking, mobile banking, and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2016 third quarter earnings announcement will be held today, Friday, October 21, 2016 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
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WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
	At or for the Three Months Ended
(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

Income and performance ratios:
Net income	$51,817	$50,603	$47,047	$51,812	$51,370
Earnings applicable to common shareholders	49,634	48,398	44,921	49,646	49,176
Earnings per diluted common share	0.54	0.53	0.49	0.54	0.53
Return on average assets	0.82%	0.81%	0.76%	0.85%	0.86%
Return on average tangible common shareholders' equity (non-GAAP)	11.24	11.25	10.63	11.82	11.86
Return on average common shareholders’ equity	8.36	8.31	7.80	8.67	8.66
Non-interest income as a percentage of total revenue	26.93	26.89	26.15	25.61	26.73

Asset quality:
Allowance for loan and lease losses	$187,925	$180,428	$174,201	$174,990	$172,992
Nonperforming assets	132,350	137,347	145,787	144,970	164,387
Allowance for loan and lease losses / total loans and leases	1.13%	1.11%	1.10%	1.12%	1.14%
Net charge-offs / average loans and leases (annualized)	0.16	0.19	0.41	0.31	0.21
Nonperforming loans and leases / total loans and leases	0.77	0.82	0.89	0.89	1.04
Nonperforming assets / total loans and leases plus OREO	0.80	0.84	0.92	0.92	1.08
Allowance for loan and lease losses / nonperforming loans and leases	146.57	135.75	123.79	125.05	108.80

Other ratios:
Tangible equity (non-GAAP)	7.74%	7.75%	7.63%	7.63%	7.78%
Tangible common equity (non-GAAP)	7.25	7.25	7.13	7.12	7.25
Tier 1 risk-based capital (a)	11.14	11.19	11.33	11.53	11.62
Total risk-based capital (a)	12.62	12.66	12.80	12.91	13.02
Common equity tier 1 risk-based capital (a)	10.46	10.50	10.61	10.70	10.78
Shareholders’ equity / total assets	9.80	9.86	9.77	9.80	10.00
Net interest margin	3.10	3.08	3.11	3.08	3.04
Efficiency ratio (non-GAAP)	61.43	61.47	62.00	60.30	59.56

Equity and share related:
Common equity	$2,388,919	$2,354,256	$2,312,076	$2,291,250	$2,278,991
Book value per common share	26.06	25.68	25.24	24.99	24.86
Tangible book value per common share (non-GAAP)	19.80	19.41	18.95	18.69	18.54
Common stock closing price	38.01	33.95	35.90	37.19	35.63
Dividends declared per common share	0.25	0.25	0.23	0.23	0.23

Common shares issued and outstanding	91,687	91,677	91,617	91,677	91,663
Weighted-average common shares outstanding - Basic	91,365	91,244	91,328	91,419	91,458
Weighted-average common shares outstanding - Diluted	91,857	91,745	91,809	91,956	92,007

(a) Presented as projected for September 30, 2016 and actual for the remaining periods.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	September 30, 2016	June 30, 2016	September 30, 2015 (a) (b)
Assets:
Cash and due from banks	$199,989	$224,964	$174,719
Interest-bearing deposits	21,938	38,091	19,257
Securities:
Available for sale	3,040,111	2,921,950	3,015,417
Held to maturity	4,022,332	3,920,974	3,951,208
Total securities	7,062,443	6,842,924	6,966,625
Loans held for sale	66,578	53,353	38,331
Loans and Leases:
Commercial	5,401,498	5,195,825	4,692,829
Commercial real estate	4,280,513	4,191,087	3,857,155
Residential mortgages	4,234,047	4,156,665	4,015,839
Consumer	2,707,343	2,728,452	2,650,702
Total loans and leases	16,623,401	16,272,029	15,216,525
Allowance for loan and lease losses	(187,925)	(180,428)	(172,992)
Loans and leases, net	16,435,476	16,091,601	15,043,533
Federal Home Loan Bank and Federal Reserve Bank stock	185,104	185,104	184,280
Premises and equipment, net	137,067	134,482	127,216
Goodwill and other intangible assets, net	573,129	574,622	579,287
Cash surrender value of life insurance policies	514,153	510,410	449,711
Deferred tax asset, net	73,228	79,886	84,743
Accrued interest receivable and other assets	364,512	385,029	340,033
Total Assets	$25,633,617	$25,120,466	$24,007,735

Liabilities and Shareholders' Equity:
Deposits:
Demand	$3,993,750	$3,958,484	$3,551,229
Interest-bearing checking	2,429,222	2,438,661	2,183,267
Health savings accounts	4,187,823	4,155,760	3,643,557
Money market	2,342,236	1,987,295	2,186,383
Savings	4,226,934	4,287,078	3,956,054
Certificates of deposit	1,721,056	1,701,307	1,762,046
Brokered certificates of deposit	299,887	299,883	299,694
Total deposits	19,200,908	18,828,468	17,582,230
Securities sold under agreements to repurchase and other borrowings	800,705	899,691	1,002,018
Federal Home Loan Bank advances	2,587,983	2,463,057	2,609,212
Long-term debt	225,450	225,387	225,197
Accrued expenses and other liabilities	306,942	226,897	187,377
Total liabilities	23,121,988	22,643,500	21,606,034
Preferred stock	122,710	122,710	122,710
Common shareholders' equity	2,388,919	2,354,256	2,278,991
Total shareholders’ equity	2,511,629	2,476,966	2,401,701
Total Liabilities and Shareholders' Equity	$25,633,617	$25,120,466	$24,007,735

(a) A policy election was made effective in the first quarter 2016 to account for loans originated for sale under the fair value option of ASU 820. The loans held for sale balance does not reflect this policy at September 30, 2015.

(b) Certain previously reported information has been modified to reflect immaterial corrections, for cash collateral relating to derivatives, and to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2016	2015	2016	2015 (a)
Interest income:
Interest and fees on loans and leases	$157,071	$140,520	$459,050	$406,937
Interest and dividends on securities	48,204	51,121	150,425	153,644
Loans held for sale	440	357	1,006	1,299
Total interest income	205,715	191,998	610,481	561,880
Interest expense:
Deposits	12,594	11,480	37,267	34,555
Borrowings	12,924	12,508	39,960	36,040
Total interest expense	25,518	23,988	77,227	70,595
Net interest income	180,197	168,010	533,254	491,285
Provision for loan and lease losses	14,250	13,000	43,850	35,500
Net interest income after provision for loan and lease losses	165,947	155,010	489,404	455,785
Non-interest income:
Deposit service fees	35,734	35,164	105,553	101,382
Loan and lease related fees	10,299	8,305	23,048	19,713
Wealth and investment services	7,593	7,761	21,992	24,434
Mortgage banking activities	3,276	1,441	8,850	5,519
Increase in cash surrender value of life insurance policies	3,743	3,288	11,060	9,637
Gain on investment securities, net	—	—	414	529
Other income	5,767	5,415	23,093	16,966
	66,412	61,374	194,010	178,180
Impairment loss on securities recognized in earnings	—	(82)	(149)	(82)
Total non-interest income	66,412	61,292	193,861	178,098
Non-interest expense:
Compensation and benefits	83,148	73,378	243,688	218,285
Occupancy	15,004	11,987	44,099	37,263
Technology and equipment	19,753	21,419	59,067	60,979
Marketing	4,622	4,099	14,215	12,520
Professional and outside services	4,795	2,896	11,360	8,224
Intangible assets amortization	1,493	1,621	4,570	4,752
Loan workout expenses	1,133	719	2,628	2,398
Deposit insurance	6,177	6,067	19,596	17,800
Other expenses	19,972	17,751	62,097	49,340
Total non-interest expense	156,097	139,937	461,320	411,561
Income before income taxes	76,262	76,365	221,945	222,322
Income tax expense	24,445	24,995	72,478	69,405
Net income	51,817	51,370	149,467	152,917
Preferred stock dividends and other	(2,183)	(2,194)	(6,540)	(7,202)
Earnings applicable to common shareholders	$49,634	$49,176	$142,927	$145,715

Weighted-average common shares outstanding - Diluted	91,857	92,007	91,776	91,391

Earnings per common share:
Basic	$0.54	$0.54	$1.57	$1.61
Diluted	0.54	0.53	1.56	1.60

(a) Certain previously reported information has been modified to reflect immaterial corrections to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Interest income:
Interest and fees on loans and leases	$157,071	$152,171	$149,808	$145,504	$140,520
Interest and dividends on securities	48,204	49,967	52,254	52,365	51,121
Loans held for sale	440	293	273	291	357
Total interest income	205,715	202,431	202,335	198,160	191,998
Interest expense:
Deposits	12,594	12,374	12,299	11,476	11,480
Borrowings	12,924	13,152	13,884	13,344	12,508
Total interest expense	25,518	25,526	26,183	24,820	23,988
Net interest income	180,197	176,905	176,152	173,340	168,010
Provision for loan and lease losses	14,250	14,000	15,600	13,800	13,000
Net interest income after provision for loan and lease losses	165,947	162,905	160,552	159,540	155,010
Non-interest income:
Deposit service fees	35,734	34,894	34,925	33,675	35,164
Loan and lease related fees	10,299	7,074	5,675	5,881	8,305
Wealth and investment services	7,593	7,204	7,195	8,052	7,761
Mortgage banking activities	3,276	2,945	2,629	2,276	1,441
Increase in cash surrender value of life insurance policies	3,743	3,664	3,653	3,383	3,288
Gain on investment securities, net	—	94	320	80	—
Other income	5,767	9,200	8,126	6,360	5,415
	66,412	65,075	62,523	59,707	61,374
Impairment loss on securities recognized in earnings	—	—	(149)	(28)	(82)
Total non-interest income	66,412	65,075	62,374	59,679	61,292
Non-interest expense:
Compensation and benefits	83,148	80,231	80,309	79,232	73,378
Occupancy	15,004	14,842	14,253	11,573	11,987
Technology and equipment	19,753	19,376	19,938	19,834	21,419
Marketing	4,622	4,669	4,924	3,533	4,099
Professional and outside services	4,795	3,754	2,811	2,932	2,896
Intangible assets amortization	1,493	1,523	1,554	1,588	1,621
Loan workout expenses	1,133	530	965	775	719
Deposit insurance	6,177	6,633	6,786	6,242	6,067
Other expenses	19,972	21,220	20,905	18,071	17,751
Total non-interest expense	156,097	152,778	152,445	143,780	139,937
Income before income taxes	76,262	75,202	70,481	75,439	76,365
Income tax expense	24,445	24,599	23,434	23,627	24,995
Net income	51,817	50,603	47,047	51,812	51,370
Preferred stock dividends and other	(2,183)	(2,205)	(2,126)	(2,166)	(2,194)
Earnings applicable to common shareholders	$49,634	$48,398	$44,921	$49,646	$49,176

Weighted-average common shares outstanding - Diluted	91,857	91,745	91,809	91,956	92,007

Earnings per common share:
Basic	$0.54	$0.53	$0.49	$0.54	$0.54
Diluted	0.54	0.53	0.49	0.54	0.53

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Three Months Ended September 30,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$16,423,642	$157,926	3.80%	$15,009,991	$141,064	3.71%
Securities (a)	6,784,652	49,282	2.91	6,900,984	51,175	2.97
Federal Home Loan and Federal Reserve Bank stock	185,104	1,478	3.18	182,304	1,922	4.18
Interest-bearing deposits	53,852	67	0.49	118,627	76	0.25
Loans held for sale	58,299	440	3.02	40,428	357	3.53
Total interest-earning assets	23,505,549	$209,193	3.53%	22,252,334	$194,594	3.47%
Non-interest-earning assets (b)	1,752,981			1,625,876
Total Assets	$25,258,530			$23,878,210

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$4,011,712	$—	—%	$3,656,780	$—	—%
Savings, interest checking, and money market deposits	13,257,559	7,005	0.21	11,995,402	5,650	0.19
Certificates of deposit	2,009,433	5,589	1.11	2,083,880	5,830	1.11
Total deposits	19,278,704	12,594	0.26	17,736,062	11,480	0.26

Securities sold under agreements to repurchase and other borrowings	909,560	3,447	1.48	1,137,552	4,138	1.42
Federal Home Loan Bank advances	2,158,911	6,979	1.26	2,231,901	5,949	1.04
Long-term debt	225,414	2,498	4.43	226,307	2,421	4.28
Total borrowings	3,293,885	12,924	1.54	3,595,760	12,508	1.37
Total interest-bearing liabilities	22,572,589	$25,518	0.45%	21,331,822	$23,988	0.44%
Non-interest-bearing liabilities (b)	181,981			143,562
Total liabilities	22,754,570			21,475,384

Preferred stock	122,710			122,710
Common shareholders' equity	2,381,250			2,280,116
Total shareholders' equity (b)	2,503,960			2,402,826
Total Liabilities and Shareholders' Equity	$25,258,530			$23,878,210
Tax-equivalent net interest income		183,675			170,606
Less: tax-equivalent adjustments		(3,478)			(2,596)
Net interest income		$180,197			$168,010
Net interest margin			3.10%			3.04%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections, for cash collateral related to derivatives, and to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Interest, Yields and Rates, and Net Interest Margin on a Fully Tax-equivalent Basis (unaudited)
	Nine Months Ended September 30,
		2016			2015
(Dollars in thousands)	Average balance	Interest	Yield/rate	Average balance	Interest	Yield/rate
Assets:
Interest-earning assets:
Loans and leases	$16,101,807	$461,399	3.79%	$14,508,111	$408,541	3.73%
Securities (a)	6,861,128	153,280	2.98	6,817,876	155,084	3.04
Federal Home Loan and Federal Reserve Bank stock	188,692	4,315	3.05	189,394	4,617	3.26
Interest-bearing deposits	57,692	216	0.49	114,494	218	0.25
Loans held for sale	40,739	1,006	3.29	43,824	1,299	3.95
Total interest-earning assets	23,250,058	$620,216	3.54%	21,673,699	$569,759	3.50%
Non-interest-earning assets (b)	1,768,426			1,607,359
Total Assets	$25,018,484			$23,281,058

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Demand deposits	$3,802,873	$—	—%	$3,521,294	$—	—%
Savings, interest checking, and money market deposits	13,010,427	20,481	0.21	11,769,750	15,786	0.18
Certificates of deposit	2,027,336	16,786	1.11	2,162,970	18,769	1.16
Total deposits	18,840,636	37,267	0.26	17,454,014	34,555	0.26

Securities sold under agreements to repurchase and other borrowings	943,458	10,999	1.53	1,149,095	12,711	1.46
Federal Home Loan Bank advances	2,340,055	21,517	1.21	1,922,080	16,099	1.10
Long-term debt	225,651	7,444	4.40	226,278	7,230	4.26
Total borrowings	3,509,164	39,960	1.50	3,297,453	36,040	1.44
Total interest-bearing liabilities	22,349,800	$77,227	0.46%	20,751,467	$70,595	0.45%
Non-interest-bearing liabilities (b)	202,270			153,659
Total liabilities	22,552,070			20,905,126

Preferred stock	122,710			138,717
Common shareholders' equity	2,343,704			2,237,215
Total shareholders' equity (b)	2,466,414			2,375,932
Total Liabilities and Shareholders' Equity	$25,018,484			$23,281,058
Tax-equivalent net interest income		542,989			499,164
Less: tax-equivalent adjustments		(9,735)			(7,879)
Net interest income		$533,254			$491,285
Net interest margin			3.10%			3.06%

(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Previously reported 2015 average balance has been modified to reflect immaterial corrections, for cash collateral related to derivatives, and to HSA Bank results.

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Loan and Lease Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$3,976,931	$3,798,436	$3,607,176	$3,562,784	$3,423,775
Equipment financing	621,696	618,343	596,572	600,526	552,850
Asset-based lending	802,871	779,046	771,584	753,215	716,204
Commercial real estate	4,280,513	4,191,087	4,046,911	3,991,649	3,857,155
Residential mortgages	4,234,047	4,156,665	4,109,243	4,061,001	4,015,839
Consumer	2,637,773	2,655,504	2,649,644	2,622,998	2,568,009
Total continuing portfolio	16,553,831	16,199,081	15,781,130	15,592,173	15,133,832
Allowance for loan and lease losses	(182,472)	(174,693)	(167,769)	(167,626)	(165,341)
Total continuing portfolio, net	16,371,359	16,024,388	15,613,361	15,424,547	14,968,491
Liquidating Portfolio:
Consumer	69,570	72,948	77,225	79,562	82,693
Allowance for loan and lease losses	(5,453)	(5,735)	(6,432)	(7,364)	(7,651)
Total liquidating portfolio, net	64,117	67,213	70,793	72,198	75,042
Total Loan and Lease Balances (actuals)	16,623,401	16,272,029	15,858,355	15,671,735	15,216,525
Allowance for loan and lease losses	(187,925)	(180,428)	(174,201)	(174,990)	(172,992)
Loans and Leases, net	$16,435,476	$16,091,601	$15,684,154	$15,496,745	$15,043,533

Loan and Lease Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$3,921,609	$3,726,394	$3,605,483	$3,482,862	$3,363,074
Equipment financing	615,473	607,259	600,123	570,686	549,310
Asset-based lending	744,319	765,605	750,328	721,662	712,811
Commercial real estate	4,224,602	4,099,855	4,019,260	3,955,012	3,804,904
Residential mortgages	4,200,357	4,137,879	4,101,396	4,039,341	3,950,654
Consumer	2,645,944	2,667,028	2,643,792	2,601,955	2,544,789
Total continuing portfolio	16,352,304	16,004,020	15,720,382	15,371,518	14,925,542
Allowance for loan and lease losses	(180,433)	(175,100)	(173,479)	(170,724)	(163,421)
Total continuing portfolio, net	16,171,871	15,828,920	15,546,903	15,200,794	14,762,121
Liquidating Portfolio:
Consumer	71,338	75,328	78,515	81,058	84,449
Allowance for loan and lease losses	(5,453)	(5,735)	(6,432)	(7,364)	(7,651)
Total liquidating portfolio, net	65,885	69,593	72,083	73,694	76,798
Total Loan and Lease Balances (average)	16,423,642	16,079,348	15,798,897	15,452,576	15,009,991
Allowance for loan and lease losses	(185,886)	(180,835)	(179,911)	(178,088)	(171,072)
Loans and Leases, net	$16,237,756	$15,898,513	$15,618,986	$15,274,488	$14,838,919

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Nonperforming loans and leases:
Continuing Portfolio:
Commercial non-mortgage	$27,398	$28,700	$32,517	$27,086	$40,235
Equipment financing	202	480	868	706	403
Asset-based lending	—	—	—	—	—
Commercial real estate	14,379	13,923	15,381	20,211	23,828
Residential mortgages	49,117	52,437	53,700	54,101	57,603
Consumer	34,294	34,016	34,581	33,972	32,969
Nonperforming loans and leases - continuing portfolio	125,390	129,556	137,047	136,076	155,038
Liquidating Portfolio:
Consumer	2,828	3,356	3,675	3,865	3,965
Total nonperforming loans and leases	$128,218	$132,912	$140,722	$139,941	$159,003

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$308	$—	$—	$—	$—
Repossessed equipment	70	220	342	—	—
Residential	2,987	3,395	3,329	3,788	4,078
Consumer	767	820	1,394	1,241	1,306
Total other real estate owned and repossessed assets	$4,132	$4,435	$5,065	$5,029	$5,384
Total nonperforming assets	$132,350	$137,347	$145,787	$144,970	$164,387

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$2,522	$2,050	$7,265	$4,052	$4,415
Equipment financing	3,477	404	594	602	739
Asset-based lending	—	—	—	—	—
Commercial real estate	1,229	3,017	20,730	2,250	1,939
Residential mortgages	11,081	9,632	10,456	15,032	15,222
Consumer	14,034	12,541	12,414	14,225	15,850
Past due 30-89 days - continuing portfolio	32,343	27,644	51,459	36,161	38,165
Liquidating Portfolio:
Consumer	1,415	1,304	819	1,036	953
Total past due 30-89 days	33,758	28,948	52,278	37,197	39,118
Past due 90 days or more and accruing	5,459	5,738	3,391	2,051	2,228
Total past due loans and leases	$39,217	$34,686	$55,669	$39,248	$41,346

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Beginning balance	$180,428	$174,201	$174,990	$172,992	$167,860
Provision	14,250	14,000	15,600	13,800	13,000
Charge-offs continuing portfolio:
Commercial non-mortgage	2,561	3,525	11,208	6,522	2,204
Equipment financing	300	70	151	244	—
Asset-based lending	—	—	—	—	—
Commercial real estate	—	995	1,526	1,988	1,346
Residential mortgages	1,304	638	1,594	1,504	1,588
Consumer	5,172	4,193	4,101	4,379	3,991
Charge-offs continuing portfolio	9,337	9,421	18,580	14,637	9,129
Charge-offs liquidating portfolio:
NCLC	—	—	—	—	—
Consumer	87	363	320	320	840
Charge-offs liquidating portfolio	87	363	320	320	840
Total charge-offs	9,424	9,784	18,900	14,957	9,969
Recoveries continuing portfolio:
Commercial non-mortgage	370	315	455	441	558
Equipment financing	240	156	45	1,083	32
Asset-based lending	—	1	2	38	157
Commercial real estate	194	212	74	325	69
Residential mortgages	534	133	720	115	280
Consumer	963	845	905	948	852
Recoveries continuing portfolio	2,301	1,662	2,201	2,950	1,948
Recoveries liquidating portfolio:
NCLC	20	—	1	1	1
Consumer	350	349	309	204	152
Recoveries liquidating portfolio	370	349	310	205	153
Total recoveries	2,671	2,011	2,511	3,155	2,101
Total net charge-offs	6,753	7,773	16,389	11,802	7,868
Ending balance	$187,925	$180,428	$174,201	$174,990	$172,992

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures ____ ___
The Company evaluates its business based on certain ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average shareholders’ equity less average preferred stock and average goodwill and intangible assets. The tangible equity ratio represents shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets. The tangible common equity ratio represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by total assets less goodwill and intangible assets. Tangible book value per common share represents shareholders’ equity less preferred stock and goodwill and intangible assets divided by common shares outstanding at the end of the period.
The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Core deposits express total deposits less time deposits. Accordingly, these are also non-GAAP financial measures.
The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Return on average tangible common shareholders' equity:
Net income (GAAP)	$51,817	$50,603	$47,047	$51,812	$51,370
Less: Preferred stock dividends (GAAP)	2,024	2,024	2,024	2,024	2,024
Add: Intangible assets amortization, tax-affected at 35% (GAAP)	970	990	1,010	1,032	1,054
Income adjusted for preferred stock dividends and intangible assets amortization (non-GAAP)	$50,763	$49,569	$46,033	$50,820	$50,400
Income adjusted for preferred stock dividends and intangible assets amortization, annualized basis (non-GAAP)	$203,052	$198,276	$184,132	$203,280	$201,600
Average shareholders' equity (non-GAAP)	$2,503,960	$2,460,763	$2,432,554	$2,420,592	$2,402,826
Less: Average preferred stock (non-GAAP)	122,710	122,710	122,710	122,710	122,710
Average goodwill and other intangible assets (non-GAAP)	573,978	575,483	577,029	578,598	580,218
Average tangible common shareholders' equity (non-GAAP)	$1,807,272	$1,762,570	$1,732,815	$1,719,284	$1,699,898
Return on average tangible common shareholders' equity (non-GAAP)	11.24%	11.25%	10.63%	11.82%	11.86%

Efficiency ratio:
Non-interest expense (GAAP)	$156,097	$152,778	$152,445	$143,780	$139,937
Less: Foreclosed property activity (GAAP)	45	(123)	(158)	1	202
Intangible assets amortization (GAAP)	1,493	1,523	1,554	1,588	1,621
Other expenses (non-GAAP)	793	260	1,217	(108)	(209)
Non-interest expense (non-GAAP)	$153,766	$151,118	$149,832	$142,299	$138,323
Net interest income (GAAP)	$180,197	$176,905	$176,152	$173,340	$168,010
Add: Tax-equivalent adjustment (non-GAAP)	3,478	3,282	2,975	2,738	2,596
Non-interest income (GAAP)	66,412	65,075	62,374	59,679	61,292
Less: Gain on investment securities, net (GAAP)	—	94	320	80	—
Other (non-GAAP)	(236)	(655)	(481)	(303)	(324)
Income (non-GAAP)	$250,323	$245,823	$241,662	$235,980	$232,222
Efficiency ratio (non-GAAP)	61.43%	61.47%	62.00%	60.30%	59.56%

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures (continued) ___ ___

	At or for the Three Months Ended
(In thousands, except per share data)	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Tangible equity:
Shareholders' equity (GAAP)	$2,511,629	$2,476,966	$2,434,786	$2,413,960	$2,401,701
Less: Goodwill and other intangible assets (GAAP)	573,129	574,622	576,145	577,699	579,287
Tangible shareholders' equity (non-GAAP)	$1,938,500	$1,902,344	$1,858,641	$1,836,261	$1,822,414
Total assets (GAAP)	$25,633,617	$25,120,466	$24,932,091	$24,641,118	$24,007,735
Less: Goodwill and other intangible assets (GAAP)	573,129	574,622	576,145	577,699	579,287
Tangible assets (non-GAAP)	$25,060,488	$24,545,844	$24,355,946	$24,063,419	$23,428,448
Tangible equity (non-GAAP)	7.74%	7.75%	7.63%	7.63%	7.78%

Tangible common equity:
Tangible shareholders' equity (non-GAAP)	$1,938,500	$1,902,344	$1,858,641	$1,836,261	$1,822,414
Less: Preferred stock (GAAP)	122,710	122,710	122,710	122,710	122,710
Tangible common shareholders' equity (non-GAAP)	$1,815,790	$1,779,634	$1,735,931	$1,713,551	$1,699,704
Tangible assets (non-GAAP)	$25,060,488	$24,545,844	$24,355,946	$24,063,419	$23,428,448
Tangible common equity (non-GAAP)	7.25%	7.25%	7.13%	7.12%	7.25%

Tangible book value per common share:
Tangible common shareholders' equity (non-GAAP)	$1,815,790	$1,779,634	$1,735,931	$1,713,551	$1,699,704
Common shares outstanding	91,687	91,677	91,617	91,677	91,663
Tangible book value per common share (non-GAAP)	$19.80	$19.41	$18.95	$18.69	$18.54

Core deposits:
Total deposits	$19,200,908	$18,828,468	$18,724,523	$17,952,778	$17,582,230
Less: Certificates of deposit	1,721,056	1,701,307	1,727,934	1,762,847	1,762,046
Brokered certificates of deposit	299,887	299,883	301,131	323,307	299,694
Core deposits (non-GAAP)	$17,179,965	$16,827,278	$16,695,458	$15,866,624	$15,520,490